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                                                                        10(I)(F)


                                 AMENDMENT TO
                      INDUSTRIAL DEVELOPMENT REVENUE NOTE
                            (LUMEX, INC.  PROJECT)
                              AND LOAN AGREEMENT

     THIS AMENDMENT is made as of December 17, 1997, between the CITY OF OWATONNA, MINNESOTA, a municipal corporation of the State of Minnesota (the "City"), CYBEX INTERNATIONAL, INC., a New York Corporation, formerly known as Lumex, Inc. (the "Corporation"), and SUMMIT BANCORP (the "Holder").

                                   RECITALS:

     A. The City has issued its Industrial Development Revenue Note (Lumex, Inc. Project), dated December 28, 1983 (the "Note"), and loaned the proceeds received from the sale thereof to the Corporation pursuant to a Loan Agreement, dated December 28, 1983 (the "Loan Agreement"), between the City and the Corporation, to finance a Project, as defined in the Loan Agreement. Under
Section 3.01 of the Loan Agreement, the Corporation agrees to be bound by all the terms and conditions of the Note and the provisions of the Note are incorporated by reference therein and made a part thereof.

     B.   Holder is the registered owner of the Note.

     C. The Note bears interest at a rate per annum equal to 62.5% of the "Prime Rate" as defined in the Note. Prime Rate is defined in the Note to be the rate publicly announced by Norwest Bank Minnesota, National Association, as successor to Norwest Bank Minneapolis, National Association as its prime rate. The Corporation and Holder desire to amend the definition of "Prime Rate" in the Note to be the rate publicly announced by Summit Bancorp as its prime rate.

                                  AGREEMENT:

     1.   Amendment of Note and Loan Agreement.  The parties agree that the
          ------------------------------------
definition of "Prime Rate" in the first paragraph of the Note shall be amended to be "the rate publicly announced by Summit Bancorp as its prime rate," and that such amendment is incorporated by reference in the Loan Agreement and made a part thereof.

     2.   Effective Date.  The amendment to the Note and Loan Agreement
          --------------
contained in paragraph 1 hereof shall be effective as of the date hereof.

     3.   Note and Loan Agreement Unchanged.  Except as amended herein, the Note
          ---------------------------------
and Loan Agreement are otherwise unchanged and shall remain in full force and effect.

     4.   Counterparts.  This Agreement may be signed in any number of
          ------------
counterparts, each of which taken together shall be deemed one original document.
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                                  EXECUTION:

  The parties have executed this Agreement as of the date first stated above.

                              CITY OF OWATONNA, MINNESOTA


                              By  /s/ Peter W. Connor
                                 ------------------------------------------
                                         Mayor
Attest: /s/ Greg L. Sparks
       -----------------------
          City Clerk

                              CYBEX INTERNATIONAL, INC.


                              By  /s/ William Hurley
                                 ------------------------------------------
                                 Its    Vice-President - CFO
                                    ---------------------------------------


                              SUMMIT BANCORP


                              By  /s/ Adrian M. Marquez
                                 ------------------------------------------
                                 Its    Vice-President
                                    ---------------------------------------